Fees Summary	Jul. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 66,000,000.00
Previously Paid Amount	5,742.00
Total Fee Amount	5,742.00
Total Offset Amount	0.00
Net Fee	$ 0.00